UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AMERICAN SCIENCE AND ENGINEERING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
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(2) Form, Schedule or Registration Statement No.:

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This filing relates to the proposed acquisition (the “Proposed Transaction”) of American Science and Engineering, Inc. (“AS&E” or the “Company”) by OSI Systems, Inc. (“OSI”) pursuant to the terms of an Agreement and Plan of Merger, dated as of June 20, 2016, by and among AS&E, OSI, and Apple Merger Sub, Inc., a wholly owned subsidiary of OSI (the “Merger Agreement”). AS&E is filing this communication to provide certain updates in respect of the Proposed Transaction. The following information should be read in conjunction with the definitive proxy statement relating to the Proposed Transaction, filed by AS&E with the Securities and Exchange Commission (the “SEC”) on July 15, 2016, which should be read in its entirety.

Litigation Relating to the Proposed Transaction

On July 26, 2016, a putative class action complaint, captioned Klein v. American Science and Engineering, Inc., et al., 1:16-cv-11542 (D. Mass.), was filed in the United States District Court for the District of Massachusetts on behalf of a putative class of the Company’s shareholders challenging the Proposed Transaction.  The complaint names as defendants AS&E and each member of the board of directors of AS&E (the “AS&E Board”).  The complaint alleges that the AS&E Board breached its fiduciary duties to the Company’s shareholders in connection with the Proposed Transaction by, among other things, agreeing to sell the Company through an inadequate and unfair process, which allegedly led to inadequate consideration, failing to include material information in the proxy statement, and agreeing to unfair deal protection devices.

The plaintiff seeks injunctive and declaratory relief, including declaring that the Merger Agreement is unlawful and unenforceable, enjoining defendants from proceeding with the Proposed Transaction or rescinding, to the extent already implemented, the Merger Agreement or any of the terms thereof. The plaintiff also seeks an award of damages, costs and attorneys’ fees.  AS&E and its directors believe this lawsuit is without merit and intend to defend against it vigorously.

Forward-Looking Statements

Statements in this document concerning the Proposed Transaction, the ability to consummate the Proposed Transaction, the expected benefits of the Proposed Transaction and synergies that may be achieved in the Proposed Transaction may constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 (the “Reform Act”).  Forward-looking statements within the meaning of the Reform Act are generally identified through the inclusion of terms such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “should,” “estimates” or other similar expressions.  Actual results might differ materially from those projected in any forward-looking statements.  Factors which might cause actual results or events to differ materially from those projected in the forward-looking statements contained herein include the following: uncertainties regarding the timing of the closing of the Proposed Transaction; uncertainties as to how many of the Company’s shareholders will vote in favor of the Proposed Transaction; the possibility that various closing conditions to the Proposed Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the Proposed Transaction; that there is a material adverse change to the Company; the interference with business resulting from distraction of the Company’s employees; the integration of the Company’s business into OSI is not as successful as expected; the failure to realize anticipated synergies and cost savings; other business effects, including reductions, delays or cancellations of orders; disruption in the supply of any source component incorporated into Company’s products; the Company’s ability to protect and enforce its intellectual property; potential product liability claims against the Company; global political and economic trends and events which affect public perception of the threat presented by drugs, explosives and other contraband and influence the spending of governments and private organizations; future reductions in federal funding; the potential insufficiency of Company resources, including human resources, capital, plant and equipment and management systems, to accommodate any future growth; technical problems and other delays that could impact new product development and the Company’s ability to implement changes in technology and customer requirements; competitive pressures; the impact of lengthy sales cycles and customer delays both in United States government procurement and procurement abroad on the Company’s cash flows; changes in U.S. or foreign regulations that affect the use or export of our products; general economic conditions, and other factors discussed in the “Risk Factors” section of the Company’s periodic reports and registration statements filed with the SEC, including the Company’s most recent annual report on Form 10-K.  These forward-looking statements speak only as of the date of this filing, and the Company expressly disclaims any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

In connection with the Proposed Transaction and the required shareholder approval, the Company filed with the SEC a definitive proxy statement on July 15, 2016 (the “Proxy Statement”). The Proxy Statement was first mailed on or about July 15, 2016 to AS&E’s shareholders of record as of July 14, 2016.

AS&E SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY AND TO READ ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. AS&E shareholders can obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company and OSI through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can download copies of the Proxy Statement from the Company’s website at http://ir.as-e.com/sec.cfm or by emailing ir@as-e.com.

The Company, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the transactions contemplated by the Merger Agreement.  Information regarding the Company’s directors and executive officers is contained in the Company’s Form 10-K and Form 10-K/A for the year ended March 31, 2016, which are filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement that was filed with the SEC on July 15, 2016.

For Additional Information, Contact:

Laura Berman

American Science and Engineering, Inc.

lberman@as-e.com

978-262-8713

Investor Relations

Michael Freitag, Joseph Berg, or Adam Pollack

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449